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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2007

                                  ANAREN, INC.
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             (Exact name of registrant as specified in its charter)

            New York                    000-6620               16-0928561
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  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
        of Incorporation)             File Number)         Identification No.)

    6635 Kirkville Road, East Syracuse, New York                  13057
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      (Address of Principal Executive Offices)                  (Zip code)

                                 (315) 432-8909
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

SEE RESPONSE TO ITEM 4.02(a) AND EXHIBIT 99.1, WHICH ARE INCORPORATED HEREIN BY REFERENCE.

ITEM 4.02(a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On January 26, 2007, Anaren, Inc. (the "the Company") announced via press release that it had completed its final review of the inventory valuation error it reported on December 1, 2006, and as a result, the Company concluded that the cumulative overstatement of inventory at September 30, 2006 was $782,500. The Company additionally announced that the portion of the overstatement of inventory and pretax income that related to fiscal year 2006 ($305,409) largely occurred in the second quarter of fiscal 2006, ended December 31, 2005, and that management now believes that the specific amount ($290,883) is material to both the second quarter of fiscal 2006 and the fiscal year ended June 30, 2006. Accordingly, previously issued financial statements for the fiscal 2006 second quarter ended December 31, 2005 and the 2006 fiscal year ended June 30, 2006 should no longer be relied upon. Management of the Company reached this conclusion on January 22, 2007, has presented its findings to the Company's audit committee and has also notified its independent registered public accounting firm, KPMG LLP regarding this matter.

The Company also reported that on January 25, 2007, management determined, after consultation with KPMG LLP and the audit committee, that the currency translation portion of the gain on the final closure and liquidation of the Company's discontinued Netherlands' operations, should have been recorded in the fiscal year 2004 results of operations. The Company, in consultation with KPMG LLP, previously recorded the gain in the third quarter ended March 31, 2006 results of operations. Accordingly, previously issued financial statements for the fiscal year 2006 third quarter and the fiscal year ended June 30, 2004 should no longer be relied upon.

The Company further announced that management determined on January 22, 2007 that its internal control over financial reporting as of December 31, 2005, March 31, 2006 and June 30, 2006 was not effective due to the existence of a material weakness in the Company's program change controls related to its work-in-process inventory system. Management also determined that a material weakness in internal control over financial reporting existed related to accounting for foreign currency translation adjustments for discontinued operations. As a result, the Company's disclosure controls and procedures were not effective as of March 31, 2006 and June 30, 2006. Therefore, management's report on Controls and Procedures included in the Company's Quarterly Reports on Form 10-Q for the periods ending December 31, 2005 and March 31, 2006, and Management's Report On Internal Control Over Financial Reporting included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2006, should no longer be relied upon.

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As soon as practicable, the Company intends to file any required amendments to its filings with the Securities and Exchange Commission. The full text of the Company's press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)  Exhibits.

           99.1   Press Release of Anaren, Inc. dated January 26, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ANAREN, INC.


Date: January 26, 2007                               By: /s/ Lawrence A. Sala
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                                                         Lawrence A. Sala
                                                         President and
                                                         Chief Executive Officer